EXHIBIT 10.11

                        FIRST AMENDMENT AND SUPPLEMENT TO
                  MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY
                        AGREEMENT AND FINANCING STATEMENT

            THIS FIRST AMENDMENT AND SUPPLEMENT TO MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this "AMENDMENT") dated as of May 21, 1997 is made by and among TEXOIL COMPANY, a Tennessee corporation ("MORTGAGOR") and RIMCO PARTNERS, L.P., a Delaware limited partnership, RIMCO PARTNERS, L.P. II, a Delaware limited partnership, RIMCO PARTNERS, L.P. III, a Delaware limited partnership, and RIMCO PARTNERS, L.P. IV, a Delaware limited partnership (collectively, "MORTGAGEES").

                                    RECITALS

      A. Mortgagor and Texoil, Inc., a Nevada corporation (the "PARENT") entered into a Note Purchase Agreement, dated September 6, 1996 (the "ORIGINAL NOTE AGREEMENT"), with RIMCO PARTNERS, L.P., a Delaware limited partnership, RIMCO PARTNERS, L.P. II, a Delaware limited partnership, RIMCO PARTNERS, L.P. III, a Delaware limited partnership, and RIMCO PARTNERS, L.P. IV, a Delaware limited partnership (collectively, the "MORTGAGEES") whereby such Mortgagees agreed to lend Mortgagor principal amounts not to exceed $8,000,000 in the aggregate;

      B. As security for Mortgagor's obligations under the Original Note Agreement, on September 6, 1996, Mortgagor executed that certain Mortgage, Assignment of Production, Security Agreement and Financing Statement (the "EXISTING MORTGAGE") which is recorded in the Clerk of Courts of those Louisiana parishes as more particularly set forth on Schedule I attached hereto.

      D. On even date herewith, Mortgagor, the Parent and the Mortgagees have amended and restated the Original Note Agreement by entering into that certain Amended and Restated Note Purchase Agreement (the "AMENDED NOTE AGREEMENT") whereby the maximum aggregate principal amount the Mortgagees have agreed to lend Mortgagor has been increased to $9,500,000 in the aggregate.

      E. Mortgagor and the Mortgagees desire to amend and supplement the Existing Mortgage as set forth herein by, among other things, amending the definitions of "Notes" in the Existing Mortgage to refer to the Tranche C Notes (as defined in the Amended Note Agreement) issued by Mortgagor in connection with the Amended Note Agreement and supplementing the Mortgaged Property covered by Exhibit A attached hereto.

                                                          Exhibit 10.11 - Page 1

                                   AGREEMENTS

      NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Mortgagor and the Mortgagees, hereby agree as follows:

      1. DEFINITIONS. Reference is hereby made to the Existing Mortgage, the provision thereof being incorporated herein by reference. Unless otherwise specifically defined herein, each capitalized term which is defined in the Existing Mortgage shall have the same meaning in this Amendment as in the Existing Mortgage.

      2. AMENDMENTS. The Existing Mortgage is amended as follows:

            a. The definition of Notes in the Existing Mortgage is hereby amended in its entirety to read as follows:

            "NOTES" shall be the collective reference to (i) those four 10% Senior Secured Exchangeable General Obligation Notes, each dated as of September 6, 1996 issued by Mortgagor in the aggregate principal sum not to exceed $3,000,000 and payable to the order of each Mortgagee bearing interest at the rates provided for in the Notes and providing for the payment of attorneys' fees and acceleration of maturity as set forth in the Amended Note Agreement, and with a present maturity date of September 1, 1999 or such earlier date as provided for in the Amended Note Agreement, all as more particularly described therein or in the Amended Note Agreement, (ii) those three 10% Senior Secured General Obligation Notes, each dated as of September 6, 1996 issued by Mortgagor in the aggregate principal sum not to exceed $5,000,000 and payable to the order of each Mortgagee (other than RIMCO Partners, L.P.) bearing interest at the rates provided for in the Notes and providing for the payment of attorneys' fees and acceleration of maturity as set forth in the Amended Note Agreement, and with a present maturity date of September 1, 2002 or such earlier date as provided for in the Amended Note Agreement, (iii) those four (4) 10% Senior Secured Exchangeable General Obligation Notes, each dated as of May 21, 1997 issued by Mortgagor in the aggregate principal sum not to exceed $1,500,000 and payable to the order of each Mortgagee bearing interest at the rates provided for in the Notes and providing for the payment of attorneys' fees and acceleration of maturity as set forth in the Amended Note Agreement, and with a present maturity date of September 1, 1999 or such earlier date as provided for in the Amended Note Agreement, all as more particularly described therein or in the Amended Note Agreement and (iv) any note given in substitution for any of the foregoing notes, or in modification, renewal, extension or restatement thereof, in whole or in part, as any of the same may be endorsed, amended, modified or supplemented.

                                                          Exhibit 10.11 - Page 2

            b. Exhibit A of the Mortgage is hereby amended and supplemented to include Exhibit A attached to this Amendment.

            c. All references in the Existing Mortgage to "Note Agreement" shall hereafter be deemed to be references to the Amended Note Agreement as same may be amended, restated, extended or otherwise modified from time to time in the future.

            3. CONFIRMATION OF LIEN. In order to secure the payment and performance of the Indebtedness, Mortgagor has mortgaged, pledged and hypothecated and conveyed a security interest in, and by these presents does mortgage, pledge and hypothecate unto Mortgagees, and grants Mortgagees a continuing security interest in and to the Mortgaged Property described in and covered by the Existing Mortgage (as amended and supplemented hereby).

            4. CONTINUED EFFECT AND EXTENSION OF LIEN. None of the liens, security interest or other rights and interests granted by Mortgagor under the Existing Mortgage are hereby released, diminished or impaired. The Existing Mortgage is hereby amended, renewed, supplemented, ratified and reaffirmed in accordance with the terms of this Amendment. Mortgagor further reaffirms all covenants, representations and warranties set forth in the Existing Mortgage as of the date hereof.

            5. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which shall for all purposes be deemed to be an original, and all of which are identical.

                                                          Exhibit 10.11 - Page 3

            IN WITNESS WHEREOF, Mortgagor and Mortgagees have executed or caused to be executed this Amendment on the date set forth in the acknowledgments below, to be effective as of May 21, 1997.

WITNESSES:                                MORTGAGOR:

                                          TEXOIL COMPANY
_____________________

                                          By: _______________________
_____________________                           Ruben Medrano
                                                President

The address of the Mortgagor/Debtor is:

1600 Smith, Suite 4000
Houston, Texas 77002


WITNESSES:                                MORTGAGEES:

                                          RIMCO PARTNERS, L.P.,
_____________________                     RIMCO PARTNERS, L.P. II,
                                          RIMCO PARTNERS, L.P. III, AND
                                          RIMCO PARTNERS, L.P. IV
_____________________
                                          By:   RESOURCE INVESTORS MANAGEMENT
                                                COMPANY LIMITED PARTNERSHIP,
                                                THEIR GENERAL PARTNER

                                          By:   RIMCO ASSOCIATES, INC.,
                                                ITS GENERAL PARTNER

                                          By: __________________________
                                                Gary Milavec
                                                Vice President

The address of the Mortgagees/Secured Party is:

600 Travis Street, Suite 6875
Houston, Texas 77002

                                                          Exhibit 10.11 - Page 4

STATE OF TEXAS          ss.
                        ss.
COUNTY OF HARRIS        ss.

            BEFORE ME, ____________________, a Notary in and for the said State and County, this day personally appeared Ruben Medrano, appearing herein in his capacity as President of Texoil Company, a Tennessee corporation, to me personally known to be the identical person whose name is subscribed to the foregoing instrument as representing Texoil Company and acknowledged to me in the presence of the undersigned witnesses, that he executed the same on the date hereof on behalf of said corporation, and that it was executed for the uses, purposes and considerations therein expressed by authority of the Board of Directors of said corporation, as the free act and deed of said corporation.

            IN WITNESS WHEREOF, I have hereunto signed this acknowledgment with the said appearer and the two competent witnesses at Houston, Texas, on the 21st day of May, 1997, after reading of the whole.


WITNESSES:                              _________________________

_________________________


_________________________


                            _________________________
                                     Notary

                                                          Exhibit 10.11 - Page 5

STATE OF TEXAS          ss.
                        ss.
COUNTY OF HARRIS        ss.

            BEFORE ME, _____________________, a Notary in and for the said State and County, this day personally appeared Gary Milavec, appearing herein in his capacity as Vice President of RIMCO Associates, Inc., to me personally known to be the identical person whose name is subscribed to the foregoing instrument as representing RIMCO Associates, Inc., general partner of Resource Investors Management Company Limited Partnership, general partner of RIMCO Partners, L.P., RIMCO Partners, L.P. II, RIMCO Partners, L.P. III and RIMCO Partners, L.P. IV, each a Delaware limited partnership, and acknowledged to me in the presence of the undersigned witnesses, that he executed the same on the date hereof on behalf of RIMCO Associates, Inc. and said limited partnerships, and that it was executed for the uses, purposes and considerations therein expressed by authority of the Board of Directors of RIMCO Associates, Inc., as the free act and deed of RIMCO Associates, Inc. and said limited partnerships.

            IN WITNESS WHEREOF, I have hereunto signed this acknowledgment with the said appearer and the two competent witnesses at Houston, Texas, on the 21st day of May, 1997, after reading of the whole.


WITNESSES:                              _________________________

_________________________


_________________________


                            _________________________
                                     Notary

                                                          Exhibit 10.11 - Page 6

                                   SCHEDULE I

                                       TO

                   FIRST AMENDMENT AND SUPPLEMENT TO MORTGAGE,
                ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND
                               FINANCING STATEMENT

                                      FROM

                                 TEXOIL COMPANY

                                       TO

                 RIMCO PARTNERS, L.P., RIMCO PARTNERS, L.P. II,
              RIMCO PARTNERS, L.P. III AND RIMCO PARTNERS, L.P. IV


      FILING JURISDICTION               RECORDING INFORMATION
      -------------------               ---------------------

  Louisiana / Iberville Parish          MOB 297, Entry 193
                                        September 9, 1996

  Louisiana / LaFourche Parish          MOB No. 723, Folio 630, Entry No. 803082
                                        September 10, 1996

 Louisiana / Plaquemines Parish         MOB 259, Folio 86
                                        September 12, 1996

Louisiana / Saint Bernard Parish        MOB 809, Folio 137
                                        September 9, 1996

                                                          Exhibit 10.11 - Page 7